(Loss) Earnings Per Share	12 Months Ended
Dec. 31, 2018
Earnings Per Share [Abstract]
(Loss) Earnings Per Share
(Loss) Earnings Per Share
The net (loss) income available for common shareholders and (loss) earnings per common share presented in the table below excludes the results of operations of the Entities under Common Control which were purchased solely with cash (note 4).

	Year Ended December 31,
	2018 $	2017 $	2016 $
Net (loss) income	(52,548)	(58,023)	67,823

Weighted-average number of common shares - basic (1)	268,492,922	187,235,377	170,098,572
Dilutive effect of stock-based awards	—	—	242,067
Weighted average number of common shares - diluted (1)	268,492,922	187,235,377	170,340,639
(Loss) earnings per common share:
- Basic	(0.20)	(0.31)	0.40
- Diluted	(0.20)	(0.31)	0.40

(1)
The weighted-average number of common shares outstanding for periods prior to May 2017 has been retroactively adjusted to include the approximately 13.8 million shares of the Company's Class B common stock issued to Teekay as consideration for the acquisition of 50% of TTOL in May 2017.

Stock-based awards, that have an anti-dilutive effect on the calculation of diluted earnings per common share, are excluded from this calculation. In the years where a loss attributable to shareholders has been incurred, all stock-based awards are anti-dilutive. For the year ended December 31, 2016, 14 thousand restricted stock units had an anti-dilutive effect on the calculation of diluted earnings per common share. For the year ended December 31, 2016, options to acquire 0.7 million shares of the Company’s Class A common stock had an anti-dilutive effect on the calculation of diluted earnings per common share.